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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To TeamStaff, Inc.:

         As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated December 29, 2000, included in TeamStaff, Inc.'s Form 10-K for the year ended September 30, 2000, and to all references to our Firm included in this registration statement.


                                            ARTHUR ANDERSEN LLP

Roseland, New Jersey
November 12, 2001